UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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BLACKROCK MUNICIPAL INCOME FUND, INC.

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Board of BlackRock Municipal Income Fund, Inc. (MUI) Approves Conversion to Unlisted Closed-End Interval Fund Structure

New York, June 7, 2024 – BlackRock Advisors, LLC (“BlackRock”) announced today that the Board of Directors (the “Board”) of BlackRock Municipal Income Fund, Inc. (NYSE: MUI, the “Fund”) has approved the conversion of the Fund from an exchange-listed, closed-end fund to an unlisted closed-end fund that conducts periodic repurchases of its shares pursuant to Rule 23c-3 under the Investment Company Act of 1940 (the “Conversion”). As previously announced, the Fund will, subject to receiving shareholder approval for the Conversion and other conditions, conduct a tender offer to repurchase 50% of the Fund’s outstanding common shares at a price per share equal to 98% of the Fund’s net asset value per common share determined following the expiration of the tender offer (the “Tender Offer”).

The Tender Offer and the Conversion are currently expected to occur in the second half of 2024, subject to, among other things: obtaining the requisite approvals from the Fund’s shareholders and the redemption of the Fund’s preferred shares.

IMPORTANT NOTICE

This press release is for informational purposes only and shall not constitute an offer or a solicitation to buy any common shares. Any offer to purchase Fund common shares will be made pursuant to an offer on Schedule TO. IF THE TENDER OFFER IS CONDUCTED, COMMON SHAREHOLDERS ARE URGED TO READ THE TENDER OFFER MATERIALS, INCLUDING THE OFFER TO PURCHASE AND ANY SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE TENDER OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WHEN THEY ARE FILED AND BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF COMMON SHARES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. Common shareholders may obtain a free copy of any of these statements and other documents filed with the U.S. Securities and Exchange Commission (“SEC”) at the website maintained by the SEC at www.sec.gov or by directing such requests to the Fund.

Additional Information about the Conversion and Where to Find It

This press release is not intended to, and does not solicit a proxy from any shareholder of the Fund. The solicitation of proxies to effect the Conversion will only be made by a definitive Proxy Statement.

This press release references a Proxy Statement, to be filed by the Fund. The Proxy Statement has yet to be filed with the SEC. After the Proxy Statement is filed with the SEC, it may be amended or withdrawn.

The Fund and its directors, officers and employees, and BlackRock, and its shareholders, officers and employees and other persons may be deemed to be participants in the solicitation of proxies with respect to the Conversion. Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of the Fund’s directors, officers and employees, and BlackRock and its shareholders, officers and employees and other persons by reading the Proxy Statement when it is filed with the SEC.

INVESTORS AND SECURITY HOLDERS OF THE FUND ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CONVERSION. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY. THE PROXY STATEMENT WILL CONTAIN INFORMATION WITH RESPECT TO THE INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES OF THE FUND.

The Proxy Statement will not constitute an offer to buy or sell securities, in any state where such offer or sale is not permitted.

Security holders may obtain free copies (when they become available) of the Proxy Statement and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, free copies (when they become available) of the Proxy Statement and other documents filed with the SEC may also be obtained by directing a request to BlackRock at (800) 882-0052.

About BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this release.

Forward-Looking Statements

This press release, and other statements that BlackRock or the Fund may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to the Fund’s or BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

With respect to the Fund, the following factors, among others, could cause actual events to differ materially from forward-looking statements or historical performance: (1) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for the Fund or in the Fund’s net asset value; (2) the relative and absolute investment performance of the Fund and its investments; (3) the impact of increased competition; (4) the unfavorable resolution of any legal proceedings; (5) the extent and timing of any distributions or share repurchases; (6) the impact, extent and timing of technological changes; (7) the impact of legislative and regulatory actions and reforms, and regulatory, supervisory or enforcement actions of government agencies relating to the Fund or BlackRock, as applicable; (8) terrorist activities, international hostilities, health epidemics and/or pandemics and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (9) BlackRock’s ability to attract and retain highly talented professionals; (10) the impact of BlackRock electing to provide support to its products from time to time; and (11) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

Annual and Semi-Annual Reports and other regulatory filings of the Fund with the Securities and Exchange Commission (“SEC”) are accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, and may discuss these or other factors that affect the Fund. The information contained on BlackRock’s website is not a part of this press release.

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